UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 11, 2019

BEST BUY CO., INC.

(Exact name of registrant as specified in its charter)

Minnesota	1-9595	41-0907483
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7601 Penn Avenue South
Richfield, Minnesota	55423
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (612) 291-1000

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock, $0.10 par value per share	BBY	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07Submission of Matters to a Vote of Security Holders.

On June 11, 2019, Best Buy Co., Inc. (“Best Buy” or the “registrant”) held its Regular Meeting of Shareholders (the “Meeting”). At the close of business on April 15, 2019, the record date for the determination of shareholders to vote at the Meeting, there were 267,916,309 shares of common stock of the registrant issued and outstanding. The holders of 238,229,778 shares of common stock were represented either in person or by proxy at the Meeting, which constituted a quorum.

The final results of the votes of the shareholders of the registrant are set forth below:

1.	Election of Directors. The following individuals were elected as directors for a term of one year, based upon the following votes:

Director Nominee	For	Against	Abstain	Broker Non-Vote
Corie S. Barry	219,737,913	154,603	165,895	18,171,367
Lisa M. Caputo	217,265,953	2,561,736	230,722	18,171,367
J. Patrick Doyle	219,663,050	163,239	232,122	18,171,367
Russell P. Fradin	218,310,894	1,500,893	246,624	18,171,367
Kathy J. Higgins Victor	202,965,227	16,865,209	227,975	18,171,367
Hubert Joly	218,329,784	1,572,964	155,663	18,171,367
David W. Kenny	217,727,103	2,093,490	237,818	18,171,367
Cindy R. Kent	219,644,357	175,996	238,058	18,171,367
Karen A. McLoughlin	219,484,386	337,795	236,230	18,171,367
Thomas L. Millner	218,222,496	1,595,325	240,590	18,171,367
Claudia F. Munce	219,659,000	160,559	238,852	18,171,367
Richelle P. Parham	219,650,625	167,165	240,621	18,171,367
Eugene A. Woods	219,628,946	187,135	242,330	18,171,367

2.

Ratification of Appointment of Independent Registered Public Accounting Firm. The appointment of Deloitte & Touche LLP as the registrant's independent registered public accounting firm for the fiscal year ending February 1, 2020, was ratified based upon the following votes:

For	Against	Abstain	Broker Non-Vote
234,482,613	3,542,876	204,289	—

3.

Advisory Vote on Executive Compensation. The proposal relating to the non-binding advisory vote to approve the executive compensation of the registrant was approved by shareholders based upon the following votes:

For	Against	Abstain	Broker Non-Vote
209,712,808	10,077,043	268,560	18,171,367

For additional information regarding the registrant, see the registrant's Annual Report on Form 10-K for the fiscal year ended February 2, 2019, and Proxy Statement dated May 1, 2019. Best Buy's Annual Report to Shareholders and its reports on Forms 10-K, 10-Q and 8-K and other publicly available information should be consulted for other important information about the registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

A
BEST BUY CO., INC.
(Registrant)

Date: June 14, 2019	By:	/s/ TODD G. HARTMAN
Todd G. Hartman
Executive Vice President, General Counsel, Chief Risk & Compliance Officer and Secretary